UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 31, 2017
Resource Apartment REIT III, Inc.
(Exact name of registrant as specified in its charter)
Commission File number 333-207740

Maryland	47-4608249
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1845 Walnut Street, 18th Floor, Philadelphia, PA, 19103
(Address of principal executive offices) (Zip code)

(215) 231-7050
(Registrant's telephone number, including area code)

Not applicable
(former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the following obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the securities Act (17CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Pursuant to the requirements of the Securities Exchange Act of 1934, Resource Apartment REIT III, Inc. (which may be referred to as the “Registrant,” “we,” “our,” or “us”) hereby amends our Current Report on Form 8-K filed on August 1, 2017 to provide the required financial information relating to our acquisition of a multifamily community located in Jacksonville, Florida known as the Jacksonville Property, or Bay Club ("Bay Club"), as described in such Current Report.
After reasonable inquiry, we are not aware of any material factors relating to Bay Club that would cause the reported revenues and certain operating expenses relating to it not to be necessarily indicative of future operating results.
Item 9.01    Financial Statement and Exhibits.

		Page
a.	Financial Statements of Real Estate Acquired
	Bay Club
	Independent Auditors' Report	4
	Statements of Revenues and Certain Operating Expenses for the Six Months Ended June 30, 2017 (unaudited) and the Year Ended December 31, 2016	5
	Notes to Statements of Revenues and Certain Operating Expenses for the Six Months Ended June 30, 2017 (unaudited) and the Year Ended December 31, 2016	6

b.	Pro Forma Financial Information
	Resource Apartment REIT III, Inc.
	Unaudited Pro Forma Consolidated Financial Information	7
	Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2017	8
	Unaudited Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2017	10
	Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2016	12

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCE APARTMENT REIT III, INC.

October 13, 2017	By:	/s/ Alan F. Feldman
Alan F. Feldman
Chief Executive Officer
(Principal Executive Officer)

Independent Auditors’ Report
The Board of Directors
Resource Apartment REIT III, Inc.:
Report on the Historical Summary
We have audited the accompanying Historical Summary of Revenues and Certain Operating Expenses of Bay Club (the Property) for the year ended December 31, 2016, and the related notes (the Historical Summary).
Management’s Responsibility for the Historical Summary
Management is responsible for the preparation and fair presentation of the Historical Summary in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Historical Summary that is free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on the Historical Summary based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Historical Summary. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the Historical Summary, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Property’s preparation and fair presentation of the Historical Summary in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Historical Summary.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the Historical Summary referred to above present fairly, in all material respects, the revenues and certain operating expenses described in Note 1 of the Property for the year ended December 31, 2016, in accordance with U.S. generally accepted accounting principles.
Emphasis of Matter
We draw attention to Note 1 to the Historical Summary, which describes that the accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities Exchange Commission (for inclusion in the filing of Form 8-K/A of Resource Apartment REIT III, Inc.) and are not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.
/s/ KPMG LLP
Dallas, Texas
October 13, 2017

Bay Club
Statements of Revenues and Certain Operating Expenses
For the Six Months Ended June 30, 2017 (unaudited) and for the Year Ended December 31, 2016

	Six Months Ended June 30, 2017	Year Ended December 31, 2016
	(unaudited)
Revenues:
Rental income	$1,484,457	$2,873,643
Total Revenues	1,484,457	2,873,643

Certain Operating Expenses:
Operating expenses	399,103	785,597
Real estate taxes	165,984	311,205
Insurance	40,268	73,628
Management fees	52,235	100,048
Total Certain Operating Expenses	657,590	1,270,478
Revenues in excess of Certain Operating Expenses	$826,867	$1,603,165

See accompanying notes to the statements of revenues and certain operating expenses.

Bay Club
Notes to Statements of Revenues and Certain Expenses
For the the Six Months Ended June 30, 2017 (unaudited) and the Year Ended December 31, 2016
NOTE 1. Basis of Presentation
On July 31, 2017, Resource Apartment REIT III, Inc. (the “Company”) purchased Bay Club (the "Property"), a multifamily community located in Jacksonville, Florida from unaffiliated sellers. The apartment complex was purchased for $28.3 million, excluding closing costs. The Company funded the purchase with a combination of offering proceeds and proceeds from a seven-year, $21.5 million secured mortgage loan with CBRE Capital Markets, Inc., an unaffiliated lender, secured by Bay Club (the "Bay Club Mortgage Loan"). The Bay Club Mortgage Loan matures on July 31, 2024. The Bay Club Mortgage Loan bears interest at a rate of LIBOR plus1.87%, with a maximum interest rate of 5.75%. Monthly payments are interest only for the first 24 months. Beginning on August 1, 2019, the Company will pay both principal and interest based on 30 year amortization. Any remaining principal balance and all accrued and unpaid interest and fees will be due at maturity. The Company may prepay the Bay Club Mortgage Loan in full at any time (1) after July 31, 2019 and until April 30, 2024 upon payment of a prepayment premium equal to 1% of the principal amount prepaid; and (2) after April 30, 2024 with no prepayment premium. The non-recourse carveouts under the loan documents for the Bay Club Mortgage Loan are guaranteed by the Company.
The statements of revenues and certain operating expenses (the “Statements”) have been prepared for the purpose of complying with the provision of Article 3-14 of Regulation S-X promulgated by the U.S. Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The statements are not intended to be a complete presentation of the revenues and operating expenses at Bay Club for the six months ended June 30, 2017 and the year ended December 31, 2016. The Statements include the historical revenues and certain operating expenses of the Property, and exclude items that may not be comparable to the future operations of Bay Club, such as interest expense, depreciation and amortization, and corporate expenses. Amounts included in property management fees include routine compensation paid to a third party managing property operations.
In the opinion of the Company’s management, all adjustments necessary for a fair presentation of the Statements for the six months ended June 30, 2017 and the full year ended December 31, 2016 have been included. Such adjustments consisted of normal recurring items. Interim results are not necessarily indicative of results for a year.
NOTE 2. Summary of Significant Accounting Policies
Use of Estimates
The preparation of the statements of revenues and certain operating expenses, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of revenues and certain operating expenses during the reporting period. Actual results could differ from those estimates.
Revenue Recognition
Revenue is derived from the rental of residential housing units with lease agreement terms of generally one year or less. The Property recognizes rent as income when due. Included within other income is tenant reimbursement income consisting of charges billed to tenants for trash removal, utilities, and other income amounts such as administrative, application and late fees, all of which are recognized in income as earned.
NOTE 3. Subsequent Events
The Property's management evaluated all events and transactions that occurred through October 13, 2017, the date the statements of revenues and certain operating expenses were available to be issued. During this period, the Property did not have any material subsequent events other than as disclosed in Note 1.

Unaudited Pro Forma Consolidated Financial Information

The following pro forma consolidated financial information should be read in conjunction with the Company's historical consolidated financial statements and notes thereto as filed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the SEC on March 29, 2017 and the Company's Quarterly Report on Form 10-Q for the six months ended June 30, 2017, which was filed with the SEC on August 11, 2017, and are not necessarily indicative of what the actual financial position or operations would have been had the Company completed the transaction as of the beginning of the periods presented, nor is it necessarily indicative of future results. In addition, this pro forma information should be read in conjunction with the statements of revenues and certain operating expenses and the notes thereto for the six months ended June 30, 2017 and for the year ended December 31, 2016 of Bay Club, which are included herein.

The following unaudited pro forma consolidated balance sheet as of June 30, 2017 is presented to give effect to the acquisition of Bay Club, which occurred on July 31, 2017, as if such acquisition occurred on June 30, 2017. The footnotes to the pro forma financial statements provide details of the pro forma adjustments. The unaudited pro forma consolidated statements of operations for the six months ended June 30, 2017 and the year ended December 31, 2016 are presented to give effect to the acquisition of Bay Club as if the acquisition occurred on January 1, 2016.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been archived had the acquisition of Bay Club been consummated as of January 1, 2016. In addition, the pro forma balance sheet includes pro forma preliminary estimates the fair value of the assets and liabilities acquired in connection with the acquisition. These preliminary estimates may be adjusted in the future upon finalization of the purchase accounting. The Company believes that all material adjustments necessary to reflect the effects of the acquisition have been made.

Resource Apartment REIT III, Inc.
Unaudited Pro Forma Consolidated Balance Sheet
June 30, 2017

	June 30, 2017	Pro Forma Adjustments		June 30, 2017
	(a)			(Pro Forma)
ASSETS
Investments:
Rental property, net	$2,436,491	$27,576,698	(b)	$30,013,189
Identified intangible assets, net	—	723,302	(b)	723,302
	2,436,491	28,300,000		30,736,491

Cash	12,801,170	(6,438,728)	(b)	6,362,442
Restricted cash	5,765	374,883	(b)	380,648
Tenant receivables, net	1,000	—		1,000
Due from related parties	3,640	—		3,640
Prepaid expenses and other assets	1,185,077	(973,400)	(b)	211,677
Deferred offering costs	4,396,190	—		4,396,190
Total assets	$20,829,333	$21,262,755		$42,092,088

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Mortgage note payable, net of deferred financing costs of $33,348 and $34,166	$1,577,899	$21,195,715	(c)	$22,773,614
Accounts payable and accrued expenses	$153,649	$114,243	(b)	$267,892
Due to related parties	6,501,390	719,931	(d)	7,221,321
Tenant prepayments	1,364	2,732	(b)	4,096
Security deposits	6,100	53,544	(b)	59,644
Distributions payable	18,862	—		18,862
Total liabilities	8,259,264	22,086,165		30,345,429

Stockholders' equity:
Preferred stock, par value $0.01: 10,000,000 shares authorized, none issued and outstanding	—	—		—
Convertible stock, par value $0.01: 50,000 shares authorized, 50,000 and 50,000 issued and outstanding, respectively	500	—		500
Class A common stock, par value $0.01: 25,000,000 and 250,000,000 shares authorized, respectively, 616,086 and 384,195 issued and outstanding, respectively (including 6,100 shares declared as a stock dividend on April 25, 2017)	6,161	—		6,161
Class T common stock, par value $0.01: 25,000,000 and 750,000,000 shares authorized, respectively, 1,067,396 and 114,037 issued and outstanding, respectively (including 10,568 shares declared as a stock dividend on April 25, 2017)	10,674	—		10,674
Class R common stock, par value $0.01: 750,000,000 and 0 shares authorized, respectively, 0 and 0 issued and outstanding, respectively	—	—		—
Class I common stock, par value $0.01: 75,000,000 and 0 shares authorized, respectively, 0 and 0 issued and outstanding, respectively	—	—		—
Additional paid-in-capital	14,359,063	—		14,359,063
Accumulated deficit	(1,806,329)	(823,410)	(e)	(2,629,739)
Total stockholders' equity	12,570,069	(823,410)		11,746,659
Total liabilities and stockholders' equity	$20,829,333	$21,262,755		$42,092,088

See accompanying notes to unaudited pro forma consolidated financial statements

RESOURCE APARTMENT REIT III, INC.
NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
JUNE 30, 2017

(a)	Historical financial information as of June 30, 2017, derived from the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2017.

(b)
Represents the adjustments to the balance sheet of the Company to give effect to the acquisition of Bay Club and related cash, other assets and liabilities as if the acquisition had occurred on June 30, 2017. The Company funded the contracted purchase price of $28.3 million from a combination of proceeds from the Company's public offering and a mortgage loan from an unaffiliated lender of $21.5 million (described below). The Company recorded the cost of tangible and identified intangible assets acquired based on their estimated fair values.

(c)
On July 31, 2017, in connection with the acquisition of Bay Club, the Company, through a wholly-owned subsidiary, entered into a seven-year $21.5 million secured mortgage loan with an unaffiliated lender, secured by Bay Club (the "Bay Club Mortgage Loan"). The Bay Club Mortgage Loan bears interest at a floating rate of 187 basis points over one-month LIBOR, maturing July 31, 2024. The pro forma amount is net of $324,285 of deferred financing fees incurred in connection with the Bay Club Mortgage Loan.

(d)	Represents the pro forma effect of the acquisition fee and the debt financing fees payable to an affiliate of the Company.

(e)	Represents the transaction costs that are not included in the historical financial statements as of June 30, 2017.

Resource Apartment REIT III, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Six Months Ended June 30, 2017

	For the Six Months Ended June 30, 2017	Pro Forma Adjustments		For the Six Months Ended June 30, 2017
	(a)			(Pro Forma)

Revenues:
Rental income	$101,154	$1,484,457	(b)	$1,585,611
	101,154	1,484,457		1,585,611

Expenses:
Rental operating	40,601	605,355	(b)	645,956
Acquisition costs	83,233	(83,233)	(c)	—
Property management fees	4,762	—		4,762
Management fees - related parties	13,457	219,483	(d)	232,940
General and administrative	540,404	—		540,404
Depreciation and amortization expense	48,698	494,952	(e)	543,650
Total expenses	731,155	1,236,557		1,967,712
Loss before other income (expense)	(630,001)	247,900		(382,101)

Other income (expense):
Other income	1,500	—		1,500
Interest income	5,484	—		5,484
Interest expense	(25,980)	(361,419)	(f)	(387,399)
Net (loss) income	$(648,997)	$(113,519)		$(762,516)

Class A common stock:
Net (loss) income attributable to Class A common stockholders	$(323,547)	$—		$(380,140)
Net (loss) income per common share, basic and diluted	$(0.65)	$—		$(0.76)
Weighted-average number of common shares outstanding, basic and diluted	501,031	—		$501,031

Class T common stock:
Net (loss) income attributable to Class T common stockholders	$(325,450)	$—		$(382,376)
Net (loss) income per common share, basic and diluted	$(0.67)	$—		$(0.79)
Weighted-average number of common shares outstanding, basic and diluted	486,845	—		486,845

See accompanying notes to unaudited pro forma consolidated financial statements

RESOURCE APARTMENT REIT III, INC.
NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
JUNE 30, 2017

(a)	Historical financial information for the six months ended June 30, 2017, derived from the Company’s Quarterly Report on Form 10-Q for the six months ended June 30, 2017.

(b)
Represents the historical operations of Bay Club under the previous owners as reported on the statements of revenues and certain operating expenses for the six months ended June 30, 2017 for the acquisition made during the quarter ended September 30, 2017.

(c)	Acquisition expenses are non-recurring and have not been included for the 2017 acquisition.

(d)
Represents the asset management fee associated with the acquisition.  The asset is managed by Resource REIT Advisor, LLC, a related party of the Company. The asset management fee is one half of 1% of the asset’s cost for the six months ended June 30, 2017. Also, represents the property management fee associated with the acquisition. The property is managed by Resource Apartment Manager III, LLC, a related party of the Company. The property management fee is 4.5% of gross receipts for the six months ended June 30, 2017.

(e)
Represents the additional depreciation expense for the six months ended June 30, 2017 or the building and improvements incurred as a result of the acquisition.  Building is depreciated over the property’s estimated useful life of 27.5 years. Building improvements and furniture and fixtures are depreciated over their estimated useful lives ranging from three to 27.5 years.

(f)
Represents the interest expense and amortization of the deferred debt financing fees associated with the seven-year $21.5 million Bay Club Mortgage Loan. The adjustment assumes the mortgage loan was obtained January 1, 2016. The Bay Club Mortgage Loan bears interest at a floating rate of 187 basis points over one-month LIBOR, maturing July 31, 2024. The LIBOR rate used for the pro forma adjustment is 1.2317%. If LIBOR rates were to increase or decrease by 1/8%, the interest expense would increase or decrease by $13,450 for the six months ended June 30, 2017.

Resource Apartment REIT III, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2016

	For the Year Ended December 31, 2016	Pro Forma Adjustments		For the Year Ended December 31, 2016
	(a)			(Pro Forma)
Revenues:
Rental income	$72,119	$2,873,643	(b)	$2,945,762
	72,119	2,873,643		2,945,762

Expenses:
Rental operating	22,919	1,170,430	(b)	1,193,349
Acquisition costs	128,119	—		128,119
Property management fees	3,123	—		3,123
Management fees - related parties	9,844	434,067	(c)	443,911
General and administrative	641,538	—		641,538
Depreciation and amortization expense	35,502	1,713,206	(d)	1,748,708
Total expenses	841,045	3,317,703		4,158,748
Loss before other income (expense)	(768,926)	(444,060)		(1,212,986)

Other income (expense):
Interest income	762	—		762
Interest expense	(8,083)	(724,823)	(e)	(732,906)
Net (loss) income	$(776,247)	$(1,168,883)		$(1,945,130)

Class A common stock:
Net (loss) income attributable to Class A common stockholders	$(709,395)			$(1,777,611)
Net (loss) income per common share, basic and diluted	$(4.59)			$(11.50)
Weighted-average number of common shares outstanding, basic and diluted	154,618			154,618

Class T common stock:
Net (loss) income attributable to Class T common stockholders	$(66,852)			$(167,519)
Net (loss) income per common share, basic and diluted	$(4.42)			$(11.09)
Weighted-average number of common shares outstanding, basic and diluted	15,108			15,108

See accompanying notes to unaudited pro forma consolidated financial statements

RESOURCE APARTMENT REIT III, INC.
NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
DECEMBER 31, 2016

(a)	Historical financial information for the year ended December 31, 2016, derived from the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

(b)
Represents the historical operations of Bay Club under the previous owners as reported on the statements of revenues and certain operating expenses for the year ended December 31, 2016 for the acquisition made during the quarter ended September 30, 2017.

(c)
Represents the asset management fee associated with the acquisition.  The asset is managed by Resource REIT Advisor, LLC, a related party of the Company. The asset management fee is 1% of the asset’s cost for the year ended December 31, 2016. Also, reflects the property management fee associated with the acquisition. The property is managed by Resource Apartment Manager III, LLC, a related party of the Company. The property management fee is 4.5% of gross receipts for the year ended December 31, 2016.

(d)
Represents the additional depreciation and amortization expense for the year ended December 31, 2016, as if Bay Club was acquired January 1, 2016. Building is depreciated over the property’s estimated useful life of 27.5 years. Building improvements and furniture and fixtures are depreciated over their estimated useful lives ranging from three to 27.5 years. Amortization expense on the lease intangible asset is recognized using the straight-line method over the weighted average remaining term of the related lease.

(e)
Represents the interest expense and amortization of the deferred debt financing fees associated with the seven-year $21.5 million Bay Club Mortgage Loan. The adjustment assumes the mortgage loan was obtained January 1, 2016. The Bay Club Mortgage Loan bears interest at a floating rate of 187 basis points over one-month LIBOR, maturing July 31, 2024. The LIBOR rate used for the pro forma adjustment is 1.2317%. If LIBOR rates were to increase or decrease by 1/8%, the interest expense would increase or decrease by $26,900 for the year ended December 31, 2016.